Exhibit 10.3
     EXECUTION COPY
FOURTH AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
     THIS FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 31, 2009, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), MARKET STREET FUNDING LLC (the “Issuer”), the various financial institutions party to the Agreement (as defined below) as LC Participants (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of February 3, 2006 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     2.1 Clause (b) of Section 1.12 of the Agreement is hereby amended and restated in its entirety as follows:
     (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or other written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve (12) months after such Letter of Credit’s date of issuance, extension or renewal, as the case may be, and in no event later than twelve (12) months after the Facility Termination Date. Each Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, and any amendments or revisions thereof adhered to by the LC Bank (“UCP 600”) or the International Standby Practices (ISP98-International Chamber of Commerce Publication Number 590), and any amendments or revisions thereof adhered to by the LC Bank (the “ISP98 Rules”), as determined by the LC Bank.
     2.2 The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

     “Alternate Rate” for any Settlement Period for any Capital (or portion thereof) funded by any Purchaser other than through the issuance of Notes means an interest rate per annum equal to: (a) 3.25% per annum above the Euro-Rate for such Settlement Period, or, in the sole discretion of the applicable Purchaser (b) the Base Rate for such Settlement Period; provided, however, that the “Alternate Rate” for any day while a Termination Event or an Unmatured Termination Event exists shall be an interest rate equal to the greater of (i) 3.0% per annum above the Base Rate as in effect on such day and (ii) the “Alternate Rate” as calculated in clause (a) above.
     2.3 The definition of “Concentration Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Concentration Reserve Percentage” means, at any time, the (a) largest of the following: (i) the sum of the five (5) largest Group D Obligor Receivables balances (up to the Concentration Percentage for each such Obligor), (ii) the sum of the three (3) largest Group C Obligor Receivables balances (up to the Concentration Percentage for each such Obligor), (iii) the sum of the two (2) largest Group B Obligor Receivables balance (up to the Concentration Percentage for each such Obligor), and (iv) the largest Group A Obligor Receivables balance (up to the Concentration Percentage for such Obligor), divided by (b) the sum of the outstanding balances of all Eligible Receivables.
     2.4 The last sentence of the definition of “CP Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     The “CP Rate” for any day while a Termination Event or an Unmatured Termination Event exists shall be an interest rate equal to the greater of (a) 3.0% per annum above the Base Rate as in effect on such day and (b) the Alternate Rate as calculated in the definition thereof.
     2.5 Clause (b)(i) of the definition of “Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended deleting the reference to the number “2.00” therein and substituting a reference to the number “2.25” therefor.
     2.6 Clause (c) of the definition of “Eligible Receivables” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “30” therein and substituting a reference to the number “35” therefor.
     2.7 Clause (i)(A) of the definition of “Loss Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2.00” therein and substituting a reference to the number “2.25” therefor.
     2.8 The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     2.9 The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

     “Scheduled Commitment Termination Date” means with respect to the LC Bank and any LC Participant, March 30, 2010, as such date may be extended from time to time in the sole discretion of the LC Bank or such LC Participant, as the case may be.
     2.10 The definition of “UCP 500” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “UCP 600” has the meaning set forth in Section 1.12 of the Agreement.
     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of (a) this Amendment and (b) that certain Amended and Restated Fee Letter, dated as of the date hereof, by and among the Seller, ACI, the Administrator and the Issuer, in each case in form and substance satisfactory to the Administrator.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this

Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC, as Seller
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARCH COAL SALES COMPANY, INC., as Servicer
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

S-1	Fourth Amendment to RPA (Arch Coal)

MARKET STREET FUNDING LLC, as Issuer
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant
By:	/s/ Richard C. Munsick
	Name:	Richard C. Munsick
	Title:	Senior Vice President

S-2	Fourth Amendment to RPA (Arch Coal)